SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported MAY 27, 1998


                     MELLON RESIDENTIAL FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

  DELAWARE                         333-24453                     23-2889067
(State or other                   (Commission                  (IRS Employer
jurisdiction of incorporation)     File Number)                 ID Number)


ONE MELLON BANK CENTER, ROOM 410, PITTSBURGH, PENNSYLVANIA         15258
(Address of principal executive offices)                         (Zip Code)

Registrant's Telephone Number, including area code:            (412) 236-6559

                                       N/A
          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS

FILING OF COMPUTATIONAL MATERIALS.*

     Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, Mellon Residential Funding Corporation (the "Depositor") is filing a Prospectus and Prospectus Supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1998-2.

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1998-2, Bear, Stearns & Co. Inc. prepared certain materials (the "Computational Materials") which were distributed by Bear, Stearns & Co. Inc. and Mellon Financial Markets, Inc. (the "Underwriters") to their potential investors. Although the Depositor provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials, which are listed as Exhibit 99.1 hereto, are being filed on Form SE on May 27, 1998.

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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated October 16, 1997, and Prospectus Supplement dated May 26, 1998, of Mellon Residential Funding Corporation, relating to its Mortgage Pass- Through Certificates, Series 1998-2.

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to certain tax matters.

         23.1    Consent of Stroock & Stroock & Lavan LLP (included in Exhibit
                 8.1).

         99.1    Computational Materials filed on Form SE on May 27, 1998.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  MELLON RESIDENTIAL FUNDING CORPORATION

                                  By: /S/ STEPHEN COBAIN
                                  Name:   Stephen Cobain
                                  Title:  President


Dated: May 27, 1998


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                            EXHIBIT INDEX

EXHIBIT                                                                 PAGE

8.1             Opinion of Stroock & Stroock &
                Lavan LLP  with respect to certain tax matters.
23.1 Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 8.1).
99.1            Computational Materials filed on Form SE on May 27, 1998.